                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            SANGAMO BIOSCIENCES, INC.
--------------------------------------------------------------------------------
                     (Exact Name of Registrant as Specified in Its Charter)

               DELAWARE                                  68-0359556
      --------------------------                     ------------------
      (State of Incorporation or                      (I.R.S. Employer
            Organization)                            Identification No.)

501 CANAL BOULEVARD, SUITE A200, RICHMOND, CA               94804
---------------------------------------------             ---------
  (Address of principal executive offices)                (Zip Code)

      If this form relates to the                If this form relates to the
      registration of a class of                 registration of a class of
      securities pursuant to                     securities pursuant to
      Section 12(b) of the Exchange              Section 12(g) of the Exchange
      Act and is effective pursuant              Act and is effective pursuant
      to General Instruction A.(c),              to General Instruction A.(d),
      please check the following                 please check the following
      box. [ ]                                   box. [X]

Securities Act registration statement file number to which this form relates:
   333-30134
---------------
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                     Name of Each Exchange on Which
      to be so Registered                     Each Class is to be Registered
      -------------------                     ------------------------------

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $0.01 PAR VALUE
--------------------------------------------------------------------------------
                                (Title of Class)


--------------------------------------------------------------------------------
                                (Title of Class)


                                       1
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Item 1.     Description of Registrant's Securities to be Registered.
            --------------------------------------------------------

            Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-30134) (the "Registration Statement"), as originally filed on February 11, 2000, or as subsequently amended.

Item 2.     Exhibits.
            ---------

Exhibit
Number      Description
------      -----------
  3.1       Amended and Restated Certificate of Incorporation of the Registrant,
            as filed with the Delaware Secretary of State is incorporated herein by reference to Exhibit 3.1 to Amendment No. 1 to the Company's
            Registration Statement on Form S-1 (File No. 333-30134).

  3.2 Amended and Restated Bylaws of the Registrant are incorporated herein by reference to Exhibit 3.2 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-30134).

  4.1       Form of Registrant's Specimen Common Stock Certificate.

                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, there-to duly authorized.

                                          SANGAMO BIOSCIENCES, INC.


Date:  March 29, 2000                     By:  /s/ Shawn K. Johnson
                                               ----------------------
                                               Shawn K. Johnson
                                               Director of Finance



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                                  EXHIBIT INDEX


Exhibit
Number      Description
------      -----------
  3.1       Amended and Restated Certificate of Incorporation of the Registrant,
            as filed with the Delaware Secretary of State is incorporated herein by reference to Exhibit 3.1 to Amendment No. 1 to the Company's
            Registration Statement on Form S-1 (File No. 333-30134).

  3.2 Amended and Restated Bylaws of the Registrant are incorporated herein by reference to Exhibit 3.2 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-30134).

  4.1       Form of Registrant's Specimen Common Stock Certificate.